UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2011

SOURCEFIRE, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-33350	52-2289365
(Commission File No.)	(IRS Employer Identification No.)

9770 Patuxent Woods Drive

Columbia, Maryland 21046

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 410-290-1616

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On July 27, 2011, Sourcefire, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to report under Item 5.02 that on July 26, 2011, the Board of Directors of the Company appointed Mr. Charles E. Peters, Jr. as a director of the Company. The Original Report is hereby amended pursuant to Instruction 2 to Item 5.02 of Form 8-K to provide the information set forth herein, which was not determined at the time of the Original Report.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Appointment of Charles E. Peters, Jr. to the Compensation Committee

On October 25, 2011, the Board of Directors of the Company, on the recommendation of the Nominating and Governance Committee, appointed Mr. Charles E. Peters, Jr. to the Compensation Committee of the Board of Directors, effective immediately.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2011	SOURCEFIRE, INC.

	By:	/s/ Douglas W. McNitt
Douglas W. McNitt Secretary and General Counsel